================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 28, 2006

                                   ----------

                                 AUTODESK, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-14338               94-2819853
 ------------------------------       ------------         -------------------
        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

                               111 McInnis Parkway
                          San Rafael, California 94903
          (Address of principal executive offices, including zip code)

                                 (415) 507-5000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 28, 2006, Autodesk, Inc. issued a press release reporting its results for the three months and fiscal year ended January 31, 2006. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------
99.1           Press Release dated as of February 28, 2006, entitled "Autodesk
               Reports Record Fourth Quarter Revenues of $417 Million; Raises
               Revenue and Earnings Guidance for Fiscal 2007."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTODESK, INC.


                                           By: /s/ Andrew D. Miller
                                               ---------------------------------
                                               Andrew D. Miller
                                               Vice President, Chief Accounting
                                               Officer and Corporate Controller
                                               (Principal Accounting Officer and
                                               Duly Authorized Officer)

Date: February 28, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------
99.1           Press Release dated as of February 28, 2006, entitled "Autodesk
               Reports Record Fourth Quarter Revenues of $417 Million; Raises
               Revenue and Earnings Guidance for Fiscal 2007."